    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 12, 1999.
                                                REGISTRATION NO. 333-



                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                          THE MIIX GROUP, INCORPORATED
             (Exact name of Registrant as specified in its charter)

                                     TWO PRINCESS ROAD
       DELAWARE                   LAWRENCEVILLE, NEW JERSEY          08648          22-3586492
                                      (609) 896-2404
(State of Incorporation)  (Address of principal executive offices) (Zip Code)     (I.R.S. Employer
                                                                                  Identification No.)

                            1998 LONG TERM INCENTIVE
                   EQUITY PLAN OF THE MIIX GROUP, INCORPORATED
                            (Full Title of the Plan)

                                 DANIEL GOLDBERG
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          THE MIIX GROUP, INCORPORATED
                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
                                 (609) 896-2404
 (NAME, ADDRESS AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                        Copies of all communications to:

                                 JAMES J. MARINO
                             DECHERT PRICE & RHOADS
                                 997 LENOX DRIVE
                             BUILDING #3, SUITE 210
                         LAWRENCEVILLE, NEW JERSEY 08648
                                 (609) 620-3200

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------
                                                Proposed                 Proposed
Title of                       Amount           maximum                  maximum                  Amount of
securities                     to be            offering                 aggregate                registration
to be registered               registered       price per share(1)       offering price(1)        fee
----------------------------------------------------------------------------------------------------------------
Common Stock                   2,250,000
par value $.01 per share       shares           $15.78                   $35,505,000.00           $9,871.00
----------------------------------------------------------------------------------------------------------------


(1) The amounts are based upon the average of the high and low sale prices for the Common Stock as reported on the New York Stock Exchange on August 11, 1999 and are used solely for the purpose of calculating the registration fee in accordance with paragraphs (c) and (h) of Rule 457 under the Securities Act of 1933.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(a) PROSPECTUS

The documents containing information specified in Part I of Form S-8 will be sent or given to employees eligible to participate in the 1998 Long Term Incentive Equity Plan of The MIIX Group, Incorporated (the "Plan") as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Those documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

                  The following documents of The MIIX Group, Incorporated (the "Registrant") and any amendments thereof filed or to be filed with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement as of their respective dates:

                  (a) The Registrant's annual report filed on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for the fiscal year ended December 31, 1998;

                  (b) The Registrant's Quarterly Report on Form 10-Q for the period ending March 31, 1999;

                  (c) The description of the Registrant's Common Stock contained in the Registrant's registration statement on Form 8-A, filed pursuant to the Exchange Act on November 3, 1998 (SEC File No. 001-14593), including any amendment or report filed for the purpose of updating such description; and

                  (d) All documents subsequently filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement, but prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered by this Registration Statement have been sold or which deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement. Each document incorporated by reference into this Registration Statement shall be deemed to be a part of this Registration Statement from the date of the filing of such document with the Commission until the information contained therein is superseded or updated by any subsequently filed document which is incorporated by reference into this Registration Statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

                  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

                  Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

                  Delaware General Corporation Law (the "DGCL") permits a Delaware corporation to include in its charter and bylaws certain provisions to eliminate the personal liability of directors for monetary damages and to indemnify its directors and officers. The Registrant's By-laws (the "By-laws") provide that subject to certain exceptions in the case of actions by or in the right of the Registrant, the Registrant shall indemnify its directors and officers, and may indemnify its agents and employees, against judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her, incurred by reason of the fact that such person was serving as a director, officer, employee or agent of the Registrant, so long as such person acted in a manner reasonably believed to be in or not opposed to the best interest of the Registrant, and, with respect to any criminal action, so long as the indemnified party had no reason to believe that his or her conduct was unlawful. The Registrant's Certificate of Incorporation provides that directors shall not be liable to the Registrant or the Registrant's stockholders for monetary damages for breach of his or her fiduciary duty as a director, except that liability may not be eliminated (i) for any breach of such person's duty of loyalty, (ii) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction in which such person received an improper personal benefit. Section 145(a) of the DGCL provides that a corporation may indemnify a director, officer, employee, or agent if such person acted in good faith and in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe the conduct was unlawful.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

                  Not applicable.

ITEM 8.  EXHIBITS.

                  The following exhibits are filed herewith or incorporated by reference as part of this Registration Statement:

           Exhibit Number                         Description

                  4.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to
                                    Exhibit 3.1 to the Registrant's Registration
                                    Statement on Form S-1 (Reg. No. 333-59371)).

                  4.2 By-laws of the Registrant (incorporated by reference to Exhibit 3.2 the Registrant's Registration Statement on Form S-1 (Reg. No. 333-59371)).

                  5                 Opinion of Dechert Price & Rhoads.

                  15                Acknowledgment of Independent Accountants.

                  23.1              Consent of Ernst & Young LLP.

                  23.2 Consent of Dechert Price & Rhoads (included in Exhibit 5).

                  24 Power of Attorney (set forth on signature page of this Registration Statement).

                  99 1998 Long Term Incentive Equity Plan of The MIIX Group, Incorporated (incorporated by reference to Exhibit 10.14 to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-59371)).

ITEM 9.  UNDERTAKINGS.

                  The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to
Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be an initial bona fide offering thereof.

                  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lawrenceville, State of New Jersey, on this 12th day of August, 1999.

                                      THE MIIX GROUP, INCORPORATED



                                      By: /s/ Daniel Goldberg
                                         ---------------------------------------
                                           Daniel Goldberg
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of The MIIX Group, Incorporated, a Delaware corporation (the "Company"), hereby constitute and appoint Daniel Goldberg and Kenneth Koreyva, or either of them acting singly or jointly, the true and lawful agents and attorneys-in-fact of the undersigned with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 under the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully as to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or substitute or substitutes, may lawfully do or cause to be done by virtue thereof. Pursuant to the requirements of the Securities Act, this Registration Statement and the foregoing Power of Attorney have been signed by the following persons in the capacities and on the date indicated.*

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                 NAME                                        TITLE                                  DATE
                 ----                                        -----                                  ----

      /s/ Daniel Goldberg                President, Chief Executive Officer and                August 12, 1999
-------------------------------------    Director (principal executive officer)
      Daniel Goldberg


/s/ Kenneth Koreyva                      Executive Vice President and Chief Financial                    August 12, 1999
-------------------------------------    Officer (principal financial and accounting
            Kenneth Koreyva              officer)


/s/ Vincent A. Maressa, Esq.             Chairman of the Board of Directors                              August 12, 1999
-------------------------------------
       Vincent A. Maressa, Esq.


/s/ Paul Hirsch, M.D.                    Vice Chairman of the Board of Directors                         August 12, 1999
-------------------------------------
           Paul Hirsch, M.D.

/s/ Angelo S. Agro, M.D.                                    Director                                     August 12, 1999
-------------------------------------
         Angelo S. Agro, M.D.

/s/ Harry M. Carnes, M.D.                                   Director                                     August 12, 1999
-------------------------------------
         Harry M. Carnes, M.D.

/s/ A. Richard Miskoff, D.O.                                Director                                     August 12, 1999
-------------------------------------
       A. Richard Miskoff, D.O.

/s/ Charles J. Moloney, M.D.                                Director                                     August 12, 1999
-------------------------------------
       Charles J. Moloney, M.D.

/s/ Eileen Marie Moynihan, M.D.                             Director                                     August 12, 1999
-------------------------------------
      Eileen Marie Moynihan, M.D.

/s/ Fred M. Palace, M.D.                                    Director                                     August 12, 1999
-------------------------------------
         Fred M. Palace, M.D.

/s/ Carl Restivo, Jr., M.D.                                 Director                                     August 12, 1999
-------------------------------------
        Carl Restivo, Jr., M.D.

/s/ Gabriel F. Sciallis, M.D.                               Director                                     August 12, 1999
-------------------------------------
       Gabriel F. Sciallis, M.D.

/s/ Martin L. Sorger, M.D.                                  Director                                     August 12, 1999
-------------------------------------
        Martin L. Sorger, M.D.



* Signatures representing a majority of the Registrant's Board of Directors

                                  EXHIBIT INDEX



       EXHIBIT
         NO.                             DOCUMENT

         4.1 Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-59371)).

         4.2 By-laws of the Registrant (incorporated by reference to Exhibit 3.2 the Registrant's Registration Statement on Form S-1 (Reg. No. 333-59371)).

         5        Opinion of Dechert Price & Rhoads.

         15       Acknowledgment of Independent Accountants.

         23.1     Consent of Ernst & Young LLP.

         23.2     Consent of Dechert Price & Rhoads (included in Exhibit 5).

         24 Power of Attorney (set forth on signature page of this Registration Statement). Registration Statement).

         99 1998 Long Term Incentive Equity Plan of The MIIX Group, Incorporated (incorporated by reference to Exhibit 10.14 to the Registrant's Registration Statement on Form S-1 (Reg. No. 333-59371)).